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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 29, 2009

THE DIRECTV GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31945 (Commission File Number)	52-1106564 (IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California 90245
(Address of Principal Executive Offices) (Zip Code)

(310) 964-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

        On January 1, 2009 The DIRECTV Group, Inc., which we sometimes refer to as the company, we or us, adopted Statement of Financial Accounting Standards, or SFAS, No. 160 "Noncontrolling Interests in Consolidated Financial Statements—an amendment to ARB No. 51," and adopted the revisions made on March 12, 2008 to Emerging Issues Task Force, or EITF Topic D-98 "Classification and Measurement of Redeemable Securities." As we expect to include these financial statements in future Securities and Exchange Commission or SEC filings, we are filing in this Current Report on Form 8-K revised presentations of the following items that were originally filed in our Annual Report on Form 10-K for the year ended December 31, 2008: (i) Item 6. Selected Financial Data; (ii) Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; (iii) Item 8. Financial Statements and Supplementary Data; and (iv) Item 15. Financial Statements Schedules. The revised presentations reflect the reclassifications of noncontrolling interests pursuant to the requirements of SFAS No. 160 and Topic D-98. A copy of the revised Item 6, Selected Financial Data, is attached hereto as Exhibit 99.1 and is incorporated by reference. A copy of the revised Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, is attached hereto as Exhibit 99.2 and is incorporated by reference. A copy of the revised Item 8, Financial Statements and Supplementary Data, is attached hereto as Exhibit 99.3 and is incorporated by reference. A copy of the revised Item 15, Financial Statements Schedules, is attached hereto as Exhibit 99.4 and is incorporated by reference.

        SFAS No. 160 established standards of accounting and reporting of noncontrolling interests in subsidiaries, also known as minority interests, in consolidated financial statements, provides guidance on accounting for changes in the parent's ownership interest in a subsidiary and establishes standards of accounting for the deconsolidation of a subsidiary due to the loss of control. SFAS No. 160 requires an entity to present certain noncontrolling interests as a component of equity. Additionally, SFAS No. 160 requires an entity to present net income and consolidated comprehensive income attributable to the parent and the noncontrolling interest separately in the consolidated financial statements. SFAS No. 160 is required to be applied prospectively, except for the presentation and disclosure requirements, which must be applied retrospectively for all periods presented. As a result of our adoption of SFAS No. 160, certain of our historical noncontrolling interests are reported as a component of Stockholders' Equity in the Consolidated Balance Sheets and "Net income" in the Consolidated Statements of Operations now includes net income attributable to noncontrolling interests as compared to the previous standard, where net income attributable to noncontrolling interests was deducted in the determination of net income. Additionally, the Consolidated Statements of Cash Flows are now presented using net income as calculated pursuant to SFAS No. 160.

        Topic D-98 provides SEC registrants guidance on the financial statement classification and measurement of equity securities that are subject to mandatory redemption requirements or whose redemption is outside the control of the issuer. The revised Topic D-98 requires that redeemable noncontrolling interests, such as Globo Comunicacoes e Participacoes S.A.'s, or Globo's, redeemable noncontrolling interest in Sky Brazil described in Item 8, Note 19 of the Notes to the Consolidated Financial Statements that are redeemable at the option of the holder be recorded outside of permanent equity at fair value, and the redeemable noncontrolling interests be adjusted to their fair value at each balance sheet date. Adjustments to the carrying amount of a redeemable noncontrolling interest from the application of Topic D-98 are recorded to retained earnings (or additional paid-in-capital in the absence of retained earnings). As a result of restrospectively adopting this standard, we have revised our financial statements to report Globo's redeemable noncontrolling interest in Sky Brazil in "Redeemable noncontrolling interest" at fair value in the Consolidated Balance Sheets for each period presented.

        This Current Report on Form 8-K may contain certain statements that we believe are, or may be considered to be, "forward-looking statements" within the meaning of various provisions of the

Securities Act of 1933 and of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by use of statements that include phrases such as we "believe," "expect," "estimate," "anticipate," "intend," "plan," "foresee," "project" or other similar words or phrases. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. All of these forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from historical results or from those expressed or implied by the relevant forward- looking statement. We discuss these risks and uncertainties in detail in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on February 27, 2009.

        Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date of this Current Report and the company undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

ITEM 9.01.    Financial Statements and Exhibits.

Exhibit No.	Exhibit
23	Consent of Deloitte & Touche LLP
99.1	Item 6. Selected Financial Data of the Form 10-K
99.2	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of the Form 10-K
99.3	Item 8. Financial Statements and Supplementary Data of the Form 10-K
99.4	Item 15. Financial Statements Schedules section of the Form 10-K

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC. (Registrant)
Date: May 29, 2009	By:	/s/ PATRICK T. DOYLE
		Name:	Patrick T. Doyle
		Title:	Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Exhibit
23	Consent of Deloitte & Touche LLP
99.1	Item 6. Selected Financial Data of the Form 10-K
99.2	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of the Form 10-K
99.3	Item 8. Financial Statements and Supplementary Data of the Form 10-K
99.4	Item 15. Financial Statements Schedules section of the Form 10-K

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  ITEM 2.02. Results of Operations and Financial Condition.
  ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX